FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

ADCPB BALANCE
-------------

Initial ADCPB                                                 85,790,915.00
Prior Month ADCPB                                             60,358,395.78
Current Month ADCPB (Before addition of New Property)         58,394,704.32
Base Principal Amount (Prior - Current)                        1,963,691.46
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                58,394,704.32

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                    51,908,220.36
     Class A Certificate Rate                                          6.85%
     One twelfth of Class A Certificate Rate                           0.57%
     Class A Certificate Interest                                296,309.42
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        296,309.42
     Class A Interest Paid                                       296,309.42

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                    51,908,220.36
     Class A Percentage                                               86.00%
     Base Principal Amount                                     1,963,691.46
     Class A Base Principal Distribution Amount                1,688,774.65
     Prior Month Class A Overdue Principal                             0.00
     Total A Note Principal Due                                1,688,774.65
     Additional Class A Principal Due                                  0.00
                                                                       ----
     Class A Principal Paid                                    1,688,774.65

     Class A Overdue Principal                                         0.00

     Current Month Class A Principal Balance                  50,219,445.71

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance               2,414,336.22
     Class B-1 Certificate Rate                                    7.63%
     One twelfth of Class B-1 Certificate Rate                     0.64%
     Class B-1 Certificate Interest                           15,351.15
     Prior Month Class B-1 Overdue Interest                        0.00

     Class B-1 Interest Due                                   15,351.15
     Class B-1 Interest Paid                                  15,351.15

     Current Month Class B-1 Overdue Interest                      0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance               2,414,336.22
     Class B-1 Percentage                                          4.00%
     Base Principal Amount                                 1,963,691.46
     Class B-1 Base Principal Distribution Amount             78,547.66
     Prior Month B-1 Overdue Principal                             0.00
     Total B-1 Note Principal Due                             78,547.66
                                                              ---------

     Class B-1 Principal Paid                                 78,547.66


     Class B-1 Overdue Principal                                   0.00

     Current Month Class B-1 Principal Balance             2,335,788.56

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance               2,414,336.22
     Class B-2 Certificate Rate                                    8.17%
     One twelfth of Class B-2 Certificate Rate                     0.68%
     Class B-2 Certificate Interest                           16,437.61
     Prior Month Class B-2 Overdue Interest                        0.00

     Class B-2 Interest Due                                   16,437.61
     Class B-2 Interest Paid                                  16,437.61

     Current Month Class B-2 Overdue Interest                      0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance               2,414,336.22
     Class B-2 Percentage                                          4.00%
     Base Principal Amount                                 1,963,691.46
     Class B-2 Base Principal Distribution Amount             78,547.66
     Prior Month B-1 Overdue Principal                             0.00
                                                                   ----
     Total B-1 Note Principal Due                             78,547.66

     Class B-2 Principal Paid                                 78,547.66

     Class B-2 Overdue Principal                                   0.00

     Current Month Class B-2 Principal Balance             2,335,788.56

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                                     60,358,396
     Servicer Fee Rate                                         0.5000%
     One-twelfth                                               0.0417%
     Servicer Fee                                           25,149.33

     Prior Servicer Fee Arrearage                                0.00
     Servicer Fee Due                                       25,149.33

     Servicer Fee Paid                                      25,149.33

     Current Servicing Fee Arrearage                             0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                     60,358,396
     Back-Up Servicer Fee Rate                                 0.0130%
     One-twelfth                                               0.0011%
     Back-up Servicer Fee                                      653.88

     Prior Back-Up Servicer Fee Arrearage                        0.00
     Total Back-Up Servicer Fee Due                            653.88

     Back-Up Servicer Fee Paid                                 653.88

     Current Back-Up Servicing Fee Arrearage                     0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                               291.67
     Trustee Fee Rate                                          0.0100%

     Prior Trustee Fee Arrearage                                 0.00
     Total Trustee Fee Due                                     291.67

     Trustee Fee Paid                                          291.67

     Current Trustee Fee Arrearage                               0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance              51,908,220.36
     Monthly Premium Rate                                      0.0208%
     Prior Premium Arrearage                                     0.00
     Premium Amount Due                                     10,814.00

     Premium Amount Paid                                    10,814.00

     Current Premium Arrearage                                   0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholder or the Class B Certificateholder of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholder of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholder of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

RESTRICTING EVENT CALCULATIONS                                      No
------------------------------

     (a) Event of Servicer Termination (Yes/No)                     No
                                                               --------------

     (b) Certificate Insurer makes an Insured Payment               No
                                                               --------------

     (a) Gross Charge-Off Event (Yes/No)                            No
                                                               --------------

     (b) Delinquency Trigger Event                                  No
                                                               --------------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)     Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholder have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholder, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]


(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
----------------------------------------------------------

                                                                                                        Gross
                                                Gross                      Gross                     Charge-Off
                                               Defaults    Recoveries   Charge-Offs      ADCPB          Ratio
                                               --------    ----------   -----------      -----          -----

         2 months prior                        364,097      269,832       94,265       63,095,524       1.79%
         1 month prior                         836,804      745,087       91,717       60,358,396       1.82%
         Current                                24,381       23,034        1,347       58,394,704       0.03%


         3 Month Gross Charge-Off Ratio                                                                 1.21%
         Maximum Allowed                                                                                2.50%


30+ DELINQUENCIES
-----------------

                                                                                                 Monthly
                                            Delinquencies              ADCPB                  Delinquencies
                                            -------------              -----                  -------------

         2 months prior                     3,814,432                63,095,524                   6.05%
         1 month prior                      3,373,454                60,358,396                   5.59%
         Current month                      3,441,565                58,394,704                   5.89%

                                            Delinquency Ratio:                                    5.84%
                                            Maximum Delinquency Ratio:                            6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

     (a) Gross Defaults (>=180)                        No
                                                  --------------

     (b) Issuer Delinquency Trigger Ratio              No
                                                  --------------


GROSS DEFAULTS (>=180)
----------------------

                                        Monthly Gross                                 Monthly
                                          Defaults                 ADCPB            Charge-Offs
                                          --------                 -----            -----------
         Current month                     24,381                58,394,704            0.0418%
         1 month prior                     38,307                60,358,396            0.0635%
         2 months prior                     2,090                63,095,524            0.0033%
                                           ------               -----------           -------
         Sum/Average                       64,778                60,616,208            0.1069%
                                                                                            4
         Gross Defaults                                                                  0.43%

              i A               Subordinated Percentage                                 10.00%
                B               WAL of Remaining Leases                                  1.71
             ii                 Two
                                Ratio (i/ii)                                             2.93%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                                    Monthly
                                      Delinquencies              ADCPB           Delinquencies
                                      -------------              -----           -------------
         2 months prior                 462,400                63,095,524            0.73%
         1 month prior                  369,255                60,358,396            0.61%
         Current month                  695,661                58,394,704            1.19%


                                        Issuer Delinquency Trigger Ratio:            0.85%
                                        Maximum Ratio Allowed:                       2.50%


EARLY AMORTIZATION EVENT
------------------------

     (1) Is Subordination Level < 14%                    No
                                                    -------------

     (2) Has a Gross Charge-Off Event Occurred?          No
                                                    -------------

     (3) Has a Delinquency Event Occurred?               No
                                                    -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

     Aging/Delinquency Statistics
     ----------------------------

                                                                                ADCPB            Total
     Current                                                                          54,953,139       94.11%
     31-60 Days Past Due                                                               2,463,019        4.22%
     61-90 Days Past Due                                                                 282,885        0.48%
     91+ Days Past Due                                                                   695,661        1.19%
                                                                                      ----------      ------

     Total                                                                            58,394,704      100.00%


     Certificate Factors
     -------------------

     Class A Notes                                                                   0.680663031
     Class B-1 Notes                                                                 0.680663065
     Class B-2 Notes                                                                 0.680663065


     Substitution Limits [Section 7]
     -------------------------------

     ADCPB as of Cut-Off Date                                                      85,790,915.00
     Maximum Substitution (10% of Initial)                                          8,579,091.50
     Maximum Substitution for Defaulted Contracts (5% of Initial)                   4,289,545.75

     Prior month Cumulative ADCPB Substituted                                       3,332,268.58
     Current month ADCPB Substituted                                                       -
                                                                                    ------------
     Cumulative ADCPB Substituted                                                   3,332,268.58

     Prior month Cumulative ADCPB Substituted for Defaulted Contracts               1,980,863.06
     Current month ADCPB Substituted Defaulted Contracts                                   -
                                                                                    ------------
     Cumulative ADCPB Substituted for Defaulted Contracts                           1,980,863.06


     Portfolio Prepayment Statistics
     -------------------------------

     Prior month Cumulative ADCPB prepaid                                           8,534,437.18
     Current month ADCPB prepaid                                                      265,632.72
                                                                                    ------------
     Cumulative ADCPB prepaid                                                       8,800,069.90

     Prior month Cumulative ADCPB Defaulted                                         4,367,515.95
     Current month ADCPB Defaulted                                                     24,381.28
                                                                                    ------------
     Cumulative ADCPB Defaulted                                                     4,391,897.23

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998
-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                            111,704.08
--------------------------

LOCKBOX ACCOUNT
---------------
     Transfer of prior period Payments not yet transferred to Collection Account     (160,830.05)
     Transfer of prior period Excluded Amounts not yet transferred                    (50,445.23)
     Collections Received [5.02 (b)(d)]                                             2,337,823.82
     Excluded Amounts [5.02 (d)][Definition]                                         (907,725.22)
     Collections on Deposit due Collection Account [5.02 (d)]                      (1,227,164.64)

     Ending Balance                                                                   103,362.76


COLLECTION ACCOUNT

     BEGINNING BALANCE, FEBRUARY 1, 1998                                                                      1,312,724.99
     -----------------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 1998
     Add:  Servicer Advance                                                                                   1,658,306.55
     Add:  Payments due Collection Account from last 2 business days prior period                               160,830.05
     Add:  Add'l transfers                                                                                            0.00
     Add: Amounts to Collection Acct from Security deposit account                                                    0.00
     Less: Total distributions on  February 10, 1998                                                         (3,131,861.59)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MARCH 1, 1998
     -----------------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                         1,227,164.64
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                       0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                   0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                              0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                    3,770.67
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                        0.00
     Add: Amount Payable to Class A Certificateholder under 6.04 d [6.01 b(vii)]                                      0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                               0.00
     Add: Security Deposits Related to Prepayment                                                                     0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                  0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                               0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                 0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                    0.00

     Ending balance on February 28, 1998 and March 1, 1998                                                    1,230,935.31

     Add: Servicer Advances to be deposited on Determination Date                                               969,616.15
     Add: Payments due Collection Acct from last 3 business days                                                249,191.58
     Add: Payments not yet transferred to the Collection Account                                                      0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                        0.00

     Adjusted Collection Account Balance                                                                      2,449,743.04

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-----------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

SECURITY DEPOSIT ACCOUNT
------------------------

     Beginning  Balance                                   138,547.89
     Add: Balance deposited on closing date                     0.00
     Add: Security Deposits [6.02 b]                            0.00
     Less: Amounts to Collection Account [6.02 c]               0.00
     Add:  Investment Earnings                                577.08
                                                              ------

     Ending balance on February 28, 1998                  139,124.97

     Less: Amounts to Collection Account [6.02 c]               0.00

     Adjusted Security Deposit  Account Balance           139,124.97


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


     Beginning Balance                                                                                      0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]           0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                          0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]          0.00
                                                                                                            ----

     Ending balance on February 28, 1998                                                                    0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]           0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]          0.00
                                                                                                            ----

     Adjusted New Transferred Property Funding Account Balance                                              0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                         2,449,743.04
---------------------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

     (i)      Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                   0.00

     (ii)     Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                               0.00

     (iii)    Aggregate of: [6.06 c (iii)]
              (A)       Unreimbursed Servicer Advances from prior periods                                                 0.00
              (B)       Servicer Fee and unpaid Servicer Fee                                                         25,149.33
              (C)       Servicing Charges inadvertently deposited in Collection Account                                   0.00

     (iv)     Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                   653.88

     (v)      Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                    10,814.00

     (vi)     Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                     291.67

     (vii)    Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                              296,309.42

     (viii)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                          15,351.15

     (ix)     Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                            16,437.61

     (x)      Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]              1,688,774.65

     (xi)     Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                         0.00

     (xii)    Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]           78,547.66
              provided no restricting event exists

     (xiii)   Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]          78,547.66
              provided no restricting event or issuer restricting event exists

     (xiv)    Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                          0.00

     (xv)     Prepayments optionally transferred to collection account and disbursed in                                   0.00
              consideration of the transfer of New Transferred Property not in excess of
              $5,000,000 [6.06 c (xv)]

     (xvi)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                          238,866.01


Reviewed By:



------------------------------------
Craig M. Spencer
Senior Vice President and
Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

ADCPB BALANCE
-------------

Initial ADCPB                                                               72,024,925.77
Prior Month ADCPB                                                           64,322,780.63
Current Month ADCPB (Before addition of New Property)                       62,534,795.08
Base Principal Amount (Prior - Current)                                      1,787,985.55
Add:  ADCPB of New Transferred Property                                              0.00
Ending ADCPB (Current + ADCPB of New Property)                              62,534,795.08

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                                  56,603,320.29
     Class A Certificate Rate                                                        6.29%
     One twelfth of Class A Certificate Rate                                         0.52%
     Class A Certificate Interest                                              296,695.74
     Prior Month Class A Overdue Interest                                            0.00

     Class A Interest Due                                                      296,695.74
     Class A Interest Paid                                                     296,695.74

     Current Month Class A Overdue Interest                                          0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                                  56,603,320.29
     Class A Percentage                                                             88.00%
     Base Principal Amount                                                   1,787,985.55
     Class A Base Principal Distribution Amount                              1,573,427.28
     Prior Month Class A Overdue Principal                                           0.00
     Total A Note Principal Due                                              1,573,427.28

     Class A Principal Paid                                                  1,573,427.28

     Class A Overdue Principal                                                       0.00
                                                                                     ----

     Current Month Class A Principal Balance                                55,029,893.01

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance                   1,929,658.34
     Class B-1 Certificate Rate                                        7.01%
     One twelfth of Class B-1 Certificate Rate                         0.58%
     Class B-1 Certificate Interest                               11,272.42
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       11,272.42
     Class B-1 Interest Paid                                      11,272.42

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                   1,929,658.34
     Class B-1 Percentage                                              3.00%
     Base Principal Amount                                     1,787,985.55
     Class B-1 Base Principal Distribution Amount                 53,639.57
     Prior Month B-1 Overdue Principal                                 0.00
     Total B-1 Note Principal Due                                 53,639.57
                                                                  ---------

     Class B-1 Principal Paid                                     53,639.57


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 1,876,018.77

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance               1,608,048.79
     Class B-2 Certificate Rate                                    8.22%
     One twelfth of Class B-2 Certificate Rate                     0.69%
     Class B-2 Certificate Interest                           11,015.13
     Prior Month Class B-2 Overdue Interest                        0.00

     Class B-2 Interest Due                                   11,015.13
     Class B-2 Interest Paid                                  11,015.13

     Current Month Class B-2 Overdue Interest                      0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance               1,608,048.79
     Class B-2 Percentage                                          2.50%
     Base Principal Amount                                 1,787,985.55
     Class B-2 Base Principal Distribution Amount             44,699.64
     Prior Month B-1 Overdue Principal                             0.00
     Total B-1 Note Principal Due                             44,699.64

     Class B-2 Principal Paid                                 44,699.64

     Class B-2 Overdue Principal                                   0.00

     Current Month Class B-2 Principal Balance             1,563,349.15

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                                  64,322,781
     Servicer Fee Rate                                      0.5000%
     One-twelfth                                            0.0417%
     Servicer Fee                                        26,801.16

     Prior Servicer Fee Arrearage                             0.00
     Servicer Fee Due                                    26,801.16

     Servicer Fee Paid                                   26,801.16

     Current Servicing Fee Arrearage                          0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                  64,322,781
     Back-Up Servicer Fee Rate                              0.0200%
     One-twelfth                                            0.0017%
     Back-up Servicer Fee                                 1,072.05

     Prior Back-Up Servicer Fee Arrearage                     0.00
     Total Back-Up Servicer Fee Due                       1,072.05

     Back-Up Servicer Fee Paid                            1,072.05

     Current Back-Up Servicing Fee Arrearage                  0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                            291.67
     Trustee Fee Rate                                       0.0100%

     Prior Trustee Fee Arrearage                              0.00
     Total Trustee Fee Due                                  291.67

     Trustee Fee Paid                                       291.67

     Current Trustee Fee Arrearage                            0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance           56,603,320.29
     Monthly Premium Rate                                   0.0200%
     Prior Premium Arrearage                                  0.00
     Premium Amount Due                                  11,321.00

     Premium Amount Paid                                 11,321.00

     Current Premium Arrearage                                0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

Early Amortization Events
-------------------------

 (a) Default in the payment to the Class A Certificateholder or the Class B Certificateholder of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholder of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholder of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

RESTRICTING EVENT CALCULATIONS
------------------------------

     (a) Event of Servicer Termination (Yes/No)                      No
                                                                --------------

     (b) Certificate Insurer makes an Insured Payment                No
                                                                --------------

     (a) Gross Charge-Off Event (Yes/No)                             No
                                                                --------------

     (b) Delinquency Trigger Event                                   No
                                                                --------------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholder have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholder, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                                               Gross                         Gross                      Monthly
                                              Defaults       Recoveries   Charge-Offs     ADCPB       Charge-Offs
                                              --------       ----------   -----------     -----       -----------

     2 months prior                           194,272          119,330        74,942    66,149,595        1.36%
     1 month prior                            169,192           16,503       152,689    64,322,781        2.85%
     Current                                   86,324           85,979           345    62,534,795        0.01%


     3 Month Gross Charge-Off Ratio                                                                       1.40%
     Maximum Allowed                                                                                      2.50%


30+ DELINQUENCIES
-----------------

                                                                    Monthly
                               Delinquencies       ADCPB         Delinquencies
                               -------------       -----         -------------

     2 months prior              3,414,428       66,149,595          5.16%
     1 month prior               4,305,099       64,322,781          6.69%
     Current month               3,417,798       62,534,795          5.47%

                                 Delinquency Ratio:                  5.77%
                                 Maximum Delinquency Ratio:          7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

     (a) Gross Defaults (>=180)                           No
                                                     --------------

     (b) Issuer Delinquency Trigger Ratio                 No
                                                     --------------


GROSS DEFAULTS (>=180)
----------------------

                                                                        Monthly
                                 Gross Defaults            ADCPB      Charge-Offs
                                 --------------            -----      -----------

         Current                    86,324               62,534,795      0.1380%
         1 month prior                   0               64,322,781      0.0000%
         2 months prior                  0               66,149,595      0.0000%
                                         -               ----------      ------
         Sum/Average                86,324               64,335,724      0.1342%
                                                                              4
         Gross Defaults                                                    0.54%

               i A                  Subordinated Percentage                9.00%
                 B                  WAL of Remaining Leases                2.08
              ii                    Two
                                    Ratio (i/ii)                           2.17%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                        Monthly
                                 Delinquencies             ADCPB     Delinquencies
                                 -------------             -----     -------------
         2 months prior             474,828              66,149,595      0.72%
         1 month prior              444,353              64,322,781      0.69%
         Current month              421,322              62,534,795      0.67%


                                    Issuer Delinquency Trigger Ratio:    0.69%
                                    Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT
------------------------

     (1) Is Subordinate Interest less than 8.86% of ADCPB?         No
                                                              --------------

     (2) Has a Gross Charge-Off Event Occurred?                    No
                                                              --------------

     (3) Has a Delinquency Event Occurred?                         No
                                                              --------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

     Aging/Delinquency Statistics
     ----------------------------

                                                                        ADCPB           Total
     Current                                                                 59,116,997       94.53%
     31-60 Days Past Due                                                      2,499,091        4.00%
     61-90 Days Past Due                                                        497,386        0.80%
     91+ Days Past Due                                                          421,322        0.67%
                                                                             ----------      ------

     Total                                                                   62,534,795      100.00%


     Certificate Factors
     -------------------

     Class A Notes                                                          0.868232597
     Class B-1 Notes                                                        0.868232572
     Class B-2 Notes                                                        0.868232589


     Substitution Limits [Section 7]
     -------------------------------

     ADCPB as of Cut-Off Date                                             72,024,925.77
     Maximum Substitution (10% of Initial)                                 7,202,492.58
     Maximum Substitution for Defaulted Contracts (5% of Initial)          3,601,246.29

     Prior month Cumulative ADCPB Substituted                              3,234,855.86
     Current month ADCPB Substituted                                              -
                                                                           ------------
     Cumulative ADCPB Substituted                                          3,234,855.86

     Prior month Cumulative ADCPB Substituted for Defaulted Contracts      1,320,928.59
     Current month ADCPB Substituted Defaulted Contracts                          -
                                                                           ------------
     Cumulative ADCPB Substituted for Defaulted Contracts                  1,320,928.59


     Portfolio Prepayment Statistics
     -------------------------------

     Prior month Cumulative ADCPB prepaid                                  4,938,943.46
     Current month ADCPB prepaid                                             266,530.13
                                                                           ------------
     Cumulative ADCPB prepaid                                              5,205,473.60

     Prior month Cumulative ADCPB Defaulted                                1,672,644.47
     Current month ADCPB Defaulted                                            86,324.44
                                                                           ------------
     Cumulative ADCPB Defaulted                                            1,758,968.91

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                               279,341.23
--------------------------

LOCKBOX ACCOUNT
---------------
     Transfer of prior period Payments not yet transferred to Collection Account         (95,585.39)
     Transfer of prior period Excluded Amounts not yet transferred                       (69,691.78)
     Collections Received [5.02 (b)(d)]                                                2,303,751.85
     Excluded Amounts [5.02 (d)][Definition]                                          (1,092,944.60)
     Collections on Deposit due Collection Account [5.02 (d)]                           (957,863.12)

     Ending Balance                                                                      367,008.19



COLLECTION ACCOUNT
------------------

     BEGINNING BALANCE, FEBRUARY 1, 1998                                                                   1,172,719.64
     -----------------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 1998
     Add:  Servicer Advance                                                                                1,028,251.82
     Add:  Payments due Collection Account from last 2 business days prior period                             95,585.39
     Add:  Add'l transfers                                                                                         0.00
     Add: Amounts to Collection Acct from Security deposit account                                                 0.00
     Less: Total distributions on  February 10, 1998                                                      (2,296,556.85)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MARCH 1, 1998
     -----------------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                        957,863.12
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                    0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                           0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                 2,977.66
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                     0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                  0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                            0.00
     Add: Security Deposits Related to Prepayment                                                                  0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                               0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                            0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                              0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                 0.00

     Ending balance on February 28, 1998 and March 1, 1998                                                   960,840.78

     Add: Servicer Advances to be deposited on Determination Date                                          1,135,494.93
     Add: Payments due Collection Acct from last 3 business days                                             155,539.19
     Add: Payments not yet transferred to the Collection Account                                                   0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                     0.00

     Adjusted Collection Account Balance                                                                   2,251,874.90

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

SECURITY DEPOSIT ACCOUNT
------------------------

     Beginning  Balance                                        0.00
     Add: Balance deposited on closing date                    0.00
     Add: Security Deposits [6.02 b]                           0.00
     Less: Amounts to Collection Account [6.02 c]              0.00
     Add:  Investment Earnings                                 0.00
                                                               ----

     Ending balance on February 28, 1998                       0.00

     Less: Amounts to Collection Account [6.02 c]              0.00

     Adjusted Security Deposit  Account Balance                0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


     Beginning Balance                                                                                                  0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                       0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                      0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                      0.00
                                                                                                                        ----

     Ending balance on February 28, 1998                                                                                0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                       0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                      0.00
                                                                                                                        ----

     Adjusted New Transferred Property Funding Account Balance                                                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING MARCH 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                        2,251,874.90
---------------------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

     (i)      Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                0.00

     (ii)     Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                            0.00

     (iii)    Aggregate of: [6.06 c (iii)]
              (A)       Unreimbursed Servicer Advances from prior periods                                              0.00
              (B)       Servicer Fee and unpaid Servicer Fee                                                      26,801.16
              (C)       Servicing Charges inadvertently deposited in Collection Account                                0.00

     (iv)     Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                              1,072.05

     (v)      Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 11,321.00

     (vi)     Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                  291.67

     (vii)    Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                           296,695.74

     (viii)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       11,272.42

     (ix)     Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         11,015.13

     (x)      Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]           1,573,427.28

     (xi)     Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                      0.00

     (xii)    Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]        53,639.57
              provided no restricting event exists

     (xiii)   Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]       44,699.64
              provided no restricting event or issuer restricting event exists

     (xiv)    Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                       0.00

     (xv)     Prepayments optionally transferred to collection account and disbursed in                                0.00
              consideration of the transfer of New Transferred Property not in excess of
              $5,000,000 [6.06 c (xv)]

     (xvi)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       221,639.24


     Reviewed By:



     --------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer